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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           Date of Report
 (Date of earliest event reported):                   JUNE 26, 2001



                             MULTIMEDIA GAMES, INC.
             (Exact name of registrant as specified in its charter)

                                     0-28318
                            (COMMISSION FILE NUMBER)

              TEXAS                                        74-2611034
    (State or other jurisdiction                          (IRS Employer
          of incorporation)                             Identification No.)



          8900 SHOAL CREEK BLVD., SUITE 300,
                     AUSTIN, TEXAS                            78757
       (Address of principal executive offices)             (Zip Code)


                                 (512) 371-7100
              (Registrant's telephone number, including area code)





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Item 7.       Financial statements, Pro forma Financial Information and
              Exhibits.

              Exhibit 99.1 Form of presentation to security analysts and investors.

Item 9.       Regulation FD Disclosure.

              Multimedia Games, Inc., intends to make to security analysts and investors a presentation concerning the Company in substantially the form attached hereto as Exhibit 99.1


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MULTIMEDIA GAMES, INC.



Dated: June 26, 2001                           By: /s/ Gordon T. Graves
                                                   -----------------------------
                                                   Gordon T. Graves
                                                   Chairman of the Board and
                                                   Chief Executive Officer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
------   -----------
99.1     Form of Presentation to Security Analysts and Investors